LONG-TERM DEBT AND CURRENT PORTION OF LONG-TERM DEBT	12 Months Ended
Dec. 31, 2022
LONG-TERM DEBT AND CURRENT PORTION OF LONG TERM DEBT [Abstract]
LONG-TERM DEBT AND CURRENT PORTION OF LONG TERM DEBT
8.	LONG-TERM DEBT AND CURRENT PORTION OF LONG-TERM DEBT

The Company has two lenders financing its fleet of nineteen Suezmax tankers; (1) the 2019 Senior Secured Credit Facility, including the $30 million Accordion Loan, secured by all vessels built prior to 2017, and (2) the Financing of 2018-built vessels that is related to the three vessels built in 2018 and the Financing of 2022 Newbuildings that is related to the two vessels built in 2022.

2019 Senior Secured Credit Facility and $30 million Accordion Loan:

On February 12, 2019 the Company entered into a new five-year senior secured credit facility for $306.1 million (the “2019 Senior Secured Credit Facility”). Borrowings under the 2019 Senior Secured Credit Facility are secured by first priority mortgages over the vessels (excluding the three vessels delivered in 2018 and the two newbuildings delivered in 2022, see further description below) and assignments of earnings and insurance. The loan is amortizing with a twenty-year maturity profile, carries a floating interest rate and matures in February 2024. Further, the agreement contains an excess cash mechanism that equals 50% of the net earnings from the collateral vessels, less capex provision and fixed loan amortization. Net proceeds obtained from sale of a vessel used as security are at the lender’s discretion subject to repayment of the outstanding loan balance. The agreement contains covenants that require a minimum liquidity of $30.0 million and a loan-to-vessel value ratio of maximum 70%.

On December 16, 2020, the Company entered into a new loan agreement for the borrowing of $30.0 million (the “$30 million Accordion Loan”). The loan is considered an accordion loan to the 2019 Senior Secured Credit Facility loan agreement and has the same amortization profile, carries a floating interest rate and matures in February 2024. Excess cash flow payments as described above are applied to the balance of the 2019 Senior Secured Credit Facility before being applied to the $30 million Accordion Loan. The security of the loan is attached to the security of the 2019 Senior Secured Credit Facility and has equal priority, the same financial covenants and repayment clauses.

As of December 31, 2021, the Company had $223.1 million drawn under its 2019 Senior Secured Credit Facility, where $29.5 million, net of deferred financing cost of $2.3 million, was presented as Current Portion of Long-Term Debt that included $14.9 million in debt associated with Vessel Held for Sale.

The Company has repaid $93.9 million of the facility in the twelve months ended December 31, 2022. As of December 31, 2022, the total outstanding balance was $129.2 million. The Company has presented $25.8 million, net of deferred financing cost of $1.5 million, under Current Portion of Long-Term Debt. Earnings generated in the fourth quarter of 2022 resulted in an additional payment of $15.2 million related to the excess cash flow mechanism that was paid in February 2023.

Subsequent to December 31, 2022, the Company has repaid in total $18.2 million, including the excess cash flow payment of $15.2 million described above, and the total outstanding balances as of the date of this report is $111.0 million.

The estimated fair value for the long-term debt is considered to be approximately equal to the carrying value since it carries a variable interest rate.

Financing of 2018-built Vessels

The three vessels were delivered in July, August and October 2018, respectively. Under the terms of the financing agreement, the lender has provided financing of 77.5% of the purchase price for each of the three 2018-built vessels. Upon delivery of each of the vessels, the Company entered into ten-year bareboat charter agreements. The Company has obligations to purchase each vessel for $13.6 million upon the completion of the ten-year bareboat charter agreements, and also has the option to purchase the vessels after sixty and eighty-four months. The purchase options have to be declared six months in advance of the sixty or eighty-four months’ anniversaries for each vessel and the Company has as of the date of this report elected not to exercise any of the options related to the sixty-month anniversary. The financing agreements for the three vessels have a total effective interest rate as of December 31, 2022, ranging from 8.08% to 9.86% including a floating LIBOR element that is subject to annual adjustment. Subsequent to December 31, 2022, the Company has agreed a replacement of the LIBOR element with a term Secured Overnight Financing Rate (“SOFR”), plus a Credit Adjustment Spread (“CAS”) of 26 basis points. The Company has incurred $2.3 million in financing cost, which is amortized over the term of the financing arrangement and presented net of the outstanding loan balance. The financing agreement contains certain financial covenants requiring us on a consolidated basis to maintain a minimum value adjusted equity of $175.0 million and ratio of 25%, minimum liquidity of $20.0 million; and a minimum vessel value to outstanding lease clause.

The outstanding amounts under this financing arrangement were $96.0 million and $104.3 million as of December 31, 2022 and 2021, respectively, where $8.5 million and $8.1 million, net of deferred financing costs, have been presented as Current Portion of Long-Term Debt, respectively.

Financing of 2022 Newbuildings

In 2020, the Company announced that it had entered into financing agreements for the two Suezmax newbuildings delivered in 2022. The two vessels, Nordic Harrier and Nordic Hunter, were delivered from Samsung shipyard in May and June 2022. Under the terms of the financing agreement, the lender has provided financing of  80.0% of the purchase price for each of the two newbuildings. Upon delivery of each of the vessels, the Company entered into ten-year bareboat charter agreements. The Company has obligations to purchase the vessels for $16.5 million for each vessel upon the completion of the ten-year bareboat charter agreements, and also has the option to purchase the vessels after sixty and eighty-four months. The financing agreements for the two vessels had a total effective interest rate as of December 31, 2022, ranging from 8.94% to 9.24% including a floating LIBOR element that is subject to quarterly adjustments. Subsequent to December 31, 2022, the Company has agreed a replacement of the LIBOR element with a term Secured Overnight Financing Rate (“SOFR”), plus a Credit Adjustment Spread (“CAS”) of 26 basis points. The financing agreements contain certain financial covenants requiring the Company on a consolidated basis to maintain a minimum liquidity of $20.0 million and a minimum vessel value to outstanding lease clause.

The outstanding amounts under this financing arrangement were $84.9 million and $0 as of December 31, 2022 and 2021, respectively, where $5.4 million and $nil million, net of deferred financing costs, have been presented as Current Portion of Long-Term Debt, respectively.

As of December 31, 2022, the aggregate annual principal payments required to be made under the Company’s outstanding debt facilities are as follows:

Debt repayments in $'000s*	Total	2023	2024	2025	2026	2027	More than 5 years
2019 Senior Secured Credit Facility including the $30 mill Accordion Loan	129,189	27,285	101,904	-	-	-	-
Financing of 2018-built Vessels	95,950	8,711	9,138	9,534	9,974	10,434	48,159
Financing of 2022 Newbuildings	84,851	5,500	5,515	5,500	5,500	5,500	57,336
Total	309,990	41,496	116,557	15,034	15,474	15,934	105,495

The table above includes contractual repayments for the 2019 Senior Secured Credit Facility and the excess cash flow mechanism could result in higher loan repayments than indicated above, if the Company generates excess cash from operations.

The Company monitors compliance with financial covenants on a regular basis and as at December 31, 2022, the Company was in compliance with the financial covenants in its debt facilities. The financial minimum liquidity covenant of $30.0 million has historically been the most sensitive covenant. As of December 31, 2022, the cash balance of the Company was $59.6 million.

On a regular basis, the Company performs cash flow projections to evaluate whether it will be in a position to cover the liquidity needs for the next 12-month period and the compliance with financial and security ratios under its existing and future financing agreements. In developing estimates of future cash flows, the Company makes assumptions about the vessels’ future performance, market rates, operating expenses, capital expenditure, fleet utilization, general and administrative expenses, loan repayments and interest charges. The assumptions applied are based on historical experience and future expectations.

The Company prepares cash flow projections for different scenarios and a key input factor to the cash flow projections is the estimated freight rates. The Company applies an average of several broker estimates in combination with own estimates for the coming 12-months period. Freight rates have strengthened during 2022 with historically strong rates in the fourth quarter of 2022 and the first quarter of 2023. As such, the Company generates significant positive cash flow from operations that can be used for dividends, investments or repayment of outstanding loan balances. Our 2019 Senior Secured Credit Facility matures in February 2024 and the remaining loan balance at maturity will have to be repaid from cash generated from operations in the preceding period, refinanced with a new loan or an extension of the agreed maturity date with the current lenders. In the first quarter of 2023, the Company has repaid $18.2 million on the facility and the loan-to-value ratio for the 2019 Senior Secured Credit Facility and the fourteen vessels used as collateral for the loan, is below 20%, based on an outstanding balance of $111.0 million as of the date of this report.

The Suezmax freight rates in the first quarter of 2023 has continued to generate significant positive earnings and the Company expects that additional loan repayments will be made during 2023 due to the excess cash flow mechanism included in the 2019 Senior Secured Credit Facility.

Given the current conditions of the Suezmax tanker market, which the Company and external market sources expect to continue at least until maturity of the 2019 Senior Secured Credit facility and the $30 million Accordion Loan in February 2024 and considering various reasonable sensitivities, the Company expects that it will be able to repay the debt with cash flows from operations. In the event there is shortfall, the Company considers that it has financial flexibility through utilization of the existing ATM program, sale of vessels or through extensions or refinancings.